UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2005


                              Books-A-Million, Inc.
 ______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


 DELAWARE                           0-20664                          63-0798460
_______________________________________________________________________________
(State or other jurisdiction      (Commission                     (IRS Employer
  of incorporation)               File Number)              Identification No.)


402 Industrial Lane, Birmingham, Alabama                           35211
_________________________________________                     _________________
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737


                                       N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


     On August 16,  2005,  at a meeting of the Board of  Directors,  pursuant to
Article II, Section 7 of our bylaws,  the Board of Directors  elected Mr. Albert
C. Johnson to fill a vacancy on the Board in the class of directors who will be subject for reelection at the annual meeting of the Corporation's stockholders in 2008. In addition, Mr. Johnson has been appointed to serve as a member of our Audit Committee. Mr. Johnson has accepted these appointments. Mr. Johnson's biographical information is:

     Mr. Johnson (age 61) currently is a financial consultant. He has more than 30 years of experience in finance and administration, most recently as senior vice president and chief financial officer of Dunn Investment Company in Birmingham, Alabama. Prior to that, Mr. Johnson was a partner with Arthur Andersen, where he worked in various senior level positions for nearly 25 years. Mr. Johnson currently serves on the Board of Directors of MidSouth Industries, Inc., where he is chairman of the Finance and Audit Committee. Mr. Johnson earned a Master of Science degree in Systems Management from the University of Southern California and a Bachelor of Science in Accounting from Florida State University. Mr. Johnson is a Certified Public Accountant. He also served as a Captain in the Strategic Air Command of the United States Air Force.


Item 9.01 Financial Statements and Exhibits.


(c)      Exhibits.

Exhibit No.              Document Description
99.1                     Press Release dated August 18, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      _____________BOOKS-A-MILLION, INC._______
                                                        (Registrant)

Date _August 22, 2005______
                                ____________/s/ Richard S. Wallington__________
                                                    (Signature)
                                         Name:  Richard S. Wallington
                                         Title:   Chief Financial Officer

                                  EXHIBIT INDEX





Exhibit No.              Document Description
99.1                     Press Release dated May 18, 2005